UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2023

EQUINIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40205		77-0487526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Lagoon Drive	Redwood City,	California	94065
(Address of Principal Executive Offices)			(Zip Code)
(650) 598-6000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027		The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 9, 2023, the Board of Directors of Equinix, Inc. (the “Company”) approved amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of such date, to update certain aspects of the advance notice provisions and to add certain provisions regulating the conduct of meetings of stockholders.

Among other updates, the Amendments to the Bylaws:

•Update the procedural and substantive requirements for stockholder nominations of directors and proposal of business for consideration at meetings of stockholders, including with respect to Rule 14a‑19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to the universal proxy rules;

•Add a requirement that any stockholder submitting a director nomination notice make a representation as to whether such stockholder intends to comply with Rule 14a-19 under the Exchange Act, and a requirement that a stockholder submitting such a director nomination notice deliver reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act; and

•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The foregoing description of the Amendments to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Equinix, Inc., effective March 9, 2023
104	XBRL Document

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 13, 2023	EQUINIX, INC. By:/s/ Keith D. Taylor Keith D. Taylor Chief Financial Officer